Item 1. Report to Shareholders

OCTOBER 31, 2004

INTERNATIONAL STOCK FUND

ANNUAL REPORT

T. ROWE PRICE

The views and opinions in this report were current as of October 31, 2004. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund's future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB
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account at troweprice.com for more information.

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------

FELLOW SHAREHOLDERS

International stocks rose during the six and 12 months ended October 31, 2004, with Latin American markets leading the way in both periods. Japan was weakest, posting a loss during the past six months but gaining over the year. European stocks produced steady returns, bolstered by the strength of the euro versus the sagging dollar, which enhanced results for U.S. investors.

Your fund gained ground during the six months ended October 31, 2004, falling short of the results for the unmanaged MSCI EAFE Index but surpassing the Lipper International Large-Cap Growth Funds Average, as shown in the table. The fund's return trailed the MSCI EAFE benchmark for the 12-month period but again outpaced the average return for the Lipper group of similar funds. (Results for the Advisor Class and R Class shares were slightly lower, reflecting their higher expense ratios.)

PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 10/31/04                            6 Months            12 Months
--------------------------------------------------------------------------------

International Stock Fund                              3.14%               12.59%

International Stock Fund-
Advisor Class                                         2.97                12.24

International Stock Fund-R Class                      2.89                11.97

MSCI EAFE Index                                       5.94                19.27

Lipper International Large-Cap
Growth Funds Average                                  2.53                12.14

Stock selection in various sectors was the major impediment to relative performance versus the index during the six-month period. In Japan and the U.K., value stocks were especially favored as investors sought higher-yielding stocks and were unprepared to pay for growth. Quality stocks were favored during the past three months, the reverse of the first three months of the period. As a result, the overall picture was somewhat muddied. Typically, with relative stock valuations at these levels and with the economic indicators pointing to a moderating pace of recovery, we would expect to see growth stocks returning to favor over value, which would favor the fund's investment style. Until recently, small-cap stocks had been outperforming large-caps for several years, but the trend could be reversing as investors seek to reduce their risk.

CHINA: A POWERFUL GLOBAL GROWTH ENGINE

China has increasingly become the growth engine for Asia, and T. Rowe Price investment managers believe that it will have an expanding impact on the global economy. Investing in China, however, presents unique challenges that warrant a cautious investment approach.

China's economy has grown rapidly over the past year, fueled by massive fixed-asset investment by the government, high levels of foreign investment, and the rapid emergence of its urban middle class. In December 2003, money supply was growing at a 30% annual pace, and the supply of raw materials could not keep pace. China currently consumes 25% of the world's raw materials, and this will continue to rise.

Over the past year, the Chinese government has attempted to cool this boom, and the continuing challenge will be achieving a manageable rate of growth. We believe the next stage of China's modernization must be to tackle its financial architecture. Due to the lack of a functioning bond market, interest rate inflexibility, and a rigid foreign exchange structure, the government has had to rely on administrative measures to slow the economy.

The secular rise in inflation is another growing concern. The country is reaching the limit of its ability to supply domestic raw materials to its industries, meaning that growth will have to be met by imported raw materials and paid for with hard currency. These trends probably mean that China's low interest rates are likely to climb further, which could have major implications for its economy and potentially for inflation trends around the world. (The government edged rates higher in October for the first time in nearly a decade.) More importantly, it raises some question about the long-term sustainability of China's blistering growth.

Accordingly, we have remained cautious about the quality of investment opportunities in China, almost exclusively focusing on industry leaders that we believe are capable of achieving sustained profitability through economic peaks and troughs. An alternative strategy has been to invest in non-Chinese companies that we believe will benefit from accelerating Chinese demand. While we are pleased that more high-growth, privately owned mainland companies are starting to be listed, we remain extremely selective and seek to avoid owning Chinese companies with opaque ownership structures and a lack of corporate transparency.

[Graphic Omitted]

WILL CHINA'S GDP GROWTH SLOW?
--------------------------------------------------------------------------------

Real GDP Growth

                                                                           Rate

'97                                                                       10.29%

'98                                                                        6.39%

'99                                                                        3.14%

'00                                                                        8.96%

'01                                                                         7.3%

'02                                                                        6.74%

'03                                                                       14.16%

'04*                                                                        9.2%

'05*                                                                        8.0%

* Estimates

Sources: FactSet Research Systems, OECD, Consensus Economics Inc.

MARKET REVIEW
--------------------------------------------------------------------------------

European markets performed reasonably well. However, while stock valuations are attractive, economic growth in the region has been lackluster. European stock market returns were less volatile during the period compared with other markets, largely because they are less affected by the outlook for China (see special report on China in this letter). Among the markets in the region, Italy, Spain, and Norway were particularly strong.

MARKET PERFORMANCE
--------------------------------------------------------------------------------

Six Months                        Local      Local Currency                U.S.
Ended 10/31/04                 Currency     vs. U.S. Dollars            Dollars
--------------------------------------------------------------------------------

France                             3.34%               6.11%               9.65%

Germany                           -0.36                6.11                5.73

Hong Kong                         10.22                0.21               10.45

Italy                              7.14                6.11               13.69

Japan                             -7.06                3.92               -3.42

Mexico                            15.95               -1.12               14.66

Netherlands                       -0.37                6.12                5.72

Singapore                          8.25                2.17               10.60

Sweden                             3.75                7.40               11.43

Switzerland                       -6.81                7.92                0.57

United Kingdom                     4.13                3.32                7.60

Source: RIMES Online, using MSCI indices.

Japan was the only market to register negative results over the past six months, but the Japanese market was positive during the 12 months ended October 31. Japan's fortunes were influenced by the progress of its economic recovery and the transparency of banking sector reforms, but high oil prices had a negative impact due to the country's heavy manufacturing bias. Stocks here are also sensitive to developments in China, since exports to that vast market are essential to Japan's recovery.

Latin American markets far outpaced other regions, thanks partly to anticipated debt reduction in some countries and partly to the area's resource-driven exposure to China. Brazil, in particular, has benefited from the global interest rate picture; since interest rates are not expected to rise as sharply as previously thought, the outlook for the Brazilian economy is much improved. Standard & Poor's and Moody's raised their credit ratings for the country's securities, reflecting Brazil's economic rebound and improved fiscal management. Brazilian energy and materials stocks, which make up about half of the market, surged on news of better-than-expected economic growth, industrial production, jobless rates, and trade surpluses.

Emerging markets overall returned about 9% since the end of April and 19% for the past 12 months, although the pattern was uneven with stocks doing well in the first quarter of 2004 but suffering in the second due to concerns about slowing Chinese growth and rising oil prices.

PORTFOLIO PERFORMANCE AND STRATEGY

Europe
German stock selection was strong, mainly due to Hypo Real Estate, which sold a large amount of its nonperforming real estate loans, thereby boosting the overall quality of its loan portfolio. Results were also strong in Spain, with Banco Bilbao Vizcaya Argentaria (BBVA) and Telefonica, which is sensitive to Spain's high GDP growth rate, both adding value. Other major European holdings include the U.K.'s GlaxoSmithKline and Vodafone, France's Total and Sanofi-Aventis, and Switzerland's UBS and Nestle. (Please refer to our portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

GEOGRAPHIC DIVERSIFICATION
--------------------------------------------------------------------------------

                                                         Percent of Net Assets
Periods Ended                                            4/30/04      10/31/04
--------------------------------------------------------------------------------

Europe                                                       66%           65%

Japan                                                        21            22

Pacific Rim                                                   8             8

Latin America                                                 2             3

Other and Reserves                                            3             2
--------------------------------------------------------------------------------
Total                                                       100%          100%

Japan
Soft economic data in Japan induced a round of profit-taking. Nomura Holdings was the largest detractor from performance. Sectors leading the decline included financials, technology, and basic materials. UFJ Holdings performed poorly after it unexpectedly announced $5 billion worth of bad loans, inciting fears that reforms in the industry were not as transparent as investors had hoped. We continue to add a mix of domestic and export-oriented firms, including software company Trend Micro, chemical company JSR, and building products company Daikin Industries, all of which should benefit from Japan's expected recovery. We also added wireless telecom equipment company KDDI; the shares have recently sold off, but the company's earnings margins are growing.

Asia ex-Japan and Pacific Rim
Australia was strong, mainly due to the country's bias toward commodities and basic resources industries and its geographical proximity to Asia. Inflation picked up across much of the region as commodities prices rose.

An overweight position in BHP Billiton (mining and metals) helped results as second-half profits more than doubled, thanks to Chinese demand, which accounted for 9% of sales in the period. South Korea detracted both relatively and in absolute terms. Samsung Electronics soared earlier in the year but has since struggled because of a poor earnings outlook.

Emerging Markets
Russian holdings hurt performance because of our exposure to Yukos, which has been involved in controversy with Vladimir Putin's government. India added value, and we favor this market because of potential growth in its service sector. Brazil and Mexico were both positive contributors during the period as Brazilian oil company Petroleo Brasileiro (Petrobras) did well, and Mexico's Grupo Televisa, which is sensitive to media growth, and America Movil, a wireless telecom company with good growth potential, delivered solid results.

SECTOR REVIEW

SECTOR DIVERSIFICATION
--------------------------------------------------------------------------------

                                            Percent of Net Assets
                                            4/30/04      10/31/04
--------------------------------------------------------------------------------

Financials                                    22.8%         23.4%

Consumer Discretionary                        17.5          17.3

Telecommunication Services                     9.7          10.1

Industrials and Business Services              8.2           9.0

Information Technology                         9.5           8.9

Health Care                                    9.2           8.4

Energy                                         7.4           8.0

Consumer Staples                               8.4           7.8

Materials                                      3.7           4.0

Utilities                                      1.4           1.6

Other and Reserves                             2.2           1.5
--------------------------------------------------------------------------------
Total                                        100.0%        100.0%



Energy
Energy stocks were among the best contributors to absolute performance during both the 6- and 12-month periods as rising oil prices drove share prices higher. French oil giant Total is our largest position in the sector, and the company projects annual earnings growth into 2008. Our emerging oil holdings also did well, with Petrobras and PetroKazakhstan returning more than 30% in the last six months--the latter company boosted by its China pipeline. YUKOS, on the other hand, hurt both absolute and relative performance because of its tax problems with the Kremlin. We were sanguine about the company at first since its earnings prospects still looked attractive even on a worst-case scenario. However, it has become clear that the issue is more personal than tax-related, making the company's future impossible to judge from a rational investment standpoint. As a result, we eliminated the stock from the portfolio.

Consumer Discretionary
Stocks in this sector detracted from results, largely because of U.K. catering stock Compass, which issued a profit warning following financial problems at a leading distributor. Philips Electronics of the Netherlands struggled in the face of a potential glut in LCDs and decelerating growth in semiconductors. However, the stock remains attractively valued in our view. British Sky Broadcasting was weighed down by speculation that its chairman Rupert Murdoch might pursue growth at the expense of profitability. Over the past 12 months, stock selection in the consumer discretionary sector detracted most from relative performance.

Investment Technology
IT stocks were among the worst performers during the past year, reflecting a somewhat mundane economic outlook and cyclical weakness in the semiconductor cycle. In addition, the rise in raw material prices for electronic makers that use thin steel sheet and cobalt hurt manufacturers who could not pass on costs to consumers used to prices falling over time. Japanese tech company NEC detracted from results due to its exposure to China. Samsung announced shrinking margins in the LCD component, and next year's earnings estimates for most semiconductor companies leave little room for disappointment if the global economy slows.

Financial
Financial stocks were good absolute contributors, although they detracted on a relative basis. Commercial banks led the way, with BBVA, Hypo Real Estate, and Credit Agricole among the leaders. Banks are sensitive to interest rates, which affect net interest margin. The relatively benign outlook for European interest rates, along with the attractive valuations for financial stocks, has helped boost results in the sector during both the 6- and 12-month periods. Japanese financials, however, struggled recently after performing well earlier in the year. Nomura Holdings did poorly compared with other Japanese financials because of falling fixed-income revenue and potential competition from new entrants in the securities business.

INVESTMENT OUTLOOK

Valuation multiples have consolidated since 2000, and quality growth companies that have generated respectable results have been unduly punished. Large-caps look less expensive relative to small-caps, and growth stocks trade comparably to value stocks, indicating that value's dominance may finally have played itself out. The economic environment going forward should be more supportive for quality growth stocks as global GDP levels off and earnings growth decelerates in 2005.

Europe is currently the most attractive region in terms of stock valuation as investors await an upswing in domestic growth. Global interest rates are expected to rise in 2005, but the environment in Europe is comparatively benign as growth has been more tempered. The direction and pace of interest rates can have a significant impact on the prospects for banks and capital market companies. We own European and globally diversified banks due to their valuations, the rising rate of merger and acquisition activity, and the favorable interest rate background.

Japan should continue to enjoy positive economic growth and is currently experiencing its first sustained recovery in 15 years. Government deregulation, accommodative monetary policy, corporate restructuring, a healthier financial system, and the global (and Chinese) economic cycle have revived the Japanese economy. The influence of China and India on the global economy will continue to grow in emerging markets. Both countries are experiencing rapid economic growth, but India's economy is based more on services than on manufacturing. We continue to gain exposure to China by investing in companies that are benefiting from rapid growth and demand via exports. In India, domestic companies are also attractive, offering prudent management and capital allocation in a profit-driven atmosphere.

Respectfully submitted,

David J.L. Warren
President, T. Rowe Price International Funds, Inc.

November 12, 2004

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development, differing regulatory environments, trading days, and accounting standards, and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Lipper averages:
The averages of available mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

MSCI EAFE Index:
Widely accepted as the benchmark for international stock performance (EAFE refers to Europe, Australasia, and Far East). The index represents the major markets of the world.

Price/earnings ratio:
Calculated by dividing a stock's market value per share by the company's earnings per share for the past 12 months or by expected earnings for the coming year.

GDP:
Gross domestic product is the total market value of all goods and services produced in a country in a given year.

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------
TWENTY-FIVE LARGEST HOLDINGS

                                                                      Percent of
                                                                      Net Assets
                                                                        10/31/04
--------------------------------------------------------------------------------

GlaxoSmithKline, United Kingdom                                             3.1%

Total, France                                                               2.6

Vodafone, United Kingdom                                                    2.5

Royal Bank of Scotland, United Kingdom                                      2.4

Shell T&T/Royal Dutch, United Kingdom/Netherlands                           2.0
--------------------------------------------------------------------------------

Sanofi-Aventis, France                                                      1.9

UBS, Switzerland                                                            1.8

Nestle, Switzerland                                                         1.6

Kingfisher, United Kingdom                                                  1.4

ENI S.p.A, Italy                                                            1.3
--------------------------------------------------------------------------------

AstraZeneca, United Kingdom                                                 1.2

BNP Paribas, France                                                         1.1

Adecco, Switzerland                                                         1.1

Canon, Japan                                                                1.1

Securitas, Sweden                                                           1.1
--------------------------------------------------------------------------------

Reed Elsevier, United Kingdom/Netherlands                                   1.1

France Telecom, France                                                      1.1

Telefonica, Spain                                                           1.1

Nokia, Finland                                                              1.1

Banco Bilbao Vizcaya Argentaria, Spain                                      1.1
--------------------------------------------------------------------------------

ING Groep GDS, Netherlands                                                  1.0

UniCredito Italiano, Italy                                                  1.0

Credit Agricole, France                                                     1.0

Sumitomo Mitsui Financial, Japan                                            1.0

Credit Suisse Group, Switzerland                                            0.9
--------------------------------------------------------------------------------

Total                                                                      36.6%




Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund and collateral for securities lending.

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------

GROWTH OF $10,000
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------
As of 10/31/04

International Stock Fund        $13,939
MSCI EAFE Index                 $15,305
Lipper International Large-Cap
Growth Funds Average            $12,528
                                                     Lipper
                                              International
                                   MSCI           Large-Cap       International
                                   EAFE        Growth Funds               Stock
                                  Index             Average                Fund

10/94                          $ 10,000            $ 10,000            $ 10,000

10/95                             9,993               9,850              10,038

10/96                            11,072              10,767              11,531

10/97                            11,617              11,682              12,443

10/98                            12,773              12,634              13,373

10/99                            15,758              16,602              16,136

10/00                            15,338              17,156              16,504

10/01                            11,553              11,395              11,855

10/02                            10,060               9,311              10,173

10/03                            12,833              11,155              12,380

10/04                            15,305              12,528              13,939



Note: Performance for the Advisor Class and R Class will vary due to the differing fee structure.
See returns table on the next page.

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Periods Ended                                                Since   Inception
10/31/04                1 Year     5 Years    10 Years   Inception        Date
--------------------------------------------------------------------------------

International
Stock Fund               12.59%     -2.89%        3.38%       --          --

MSCI EAFE Index          19.27       -0.58        4.35

Lipper International
Large-Cap Growth
Funds Average            12.14       -5.19        2.21
--------------------------------------------------------------------------------

International
Stock Fund--
Advisor Class            12.24        --          --        -7.24%     3/31/00

MSCI EAFE Index          19.27       -0.58        4.35       -3.20

Lipper International
Large-Cap Growth
Funds Average            12.14       -5.19        2.21      -10.60
--------------------------------------------------------------------------------

International
Stock Fund--
R Class                  11.97        --          --         19.61     9/30/02

MSCI EAFE Index          19.27       -0.58        4.35       25.42

Lipper International
Large-Cap Growth
Funds Average            12.14       -5.19        2.21       18.52


Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results.

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------

FUND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class ("investor class") charges no distribution and service (12b-1) fee; Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee; R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table ("Actual") provides information about actual account values and expenses based on the fund's actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table ("Hypothetical") is based on hypothetical account values and expenses derived from the fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund's actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note:
T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------

                              Beginning              Ending       Expenses Paid
                          Account Value       Account Value      During Period*
                                 5/1/04            10/31/04  5/1/04 to 10/31/04
--------------------------------------------------------------------------------

Investor Class
Actual                      $  1,000.00         $  1,031.40             $  4.68

Hypothetical (assumes 5%
return before expenses)     $  1,000.00         $  1,020.53             $  4.66

Advisor Class
Actual                      $  1,000.00         $  1,029.70             $  5.92

Hypothetical (assumes 5%
return before expenses)     $  1,000.00         $  1,019.30             $  5.89

R Class
Actual                      $  1,000.00         $  1,028.90             $  7.14

Hypothetical (assumes 5%
return before expenses)     $  1,000.00         $  1,018.10             $  7.10

*Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184) divided by the days in the year (366) to reflect the half-year period. The annualized expense ratio of the Investor Class for the six-month period was 0.92%; the Advisor Class was 1.16% and the R Class was 1.40%.

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------

QUARTER-END RETURNS
--------------------------------------------------------------------------------

Periods Ended 9/30/04            1 Year             5 Years            10 Years
--------------------------------------------------------------------------------

International Stock Fund          14.34%             -2.91%                3.23%

International Stock
Fund-Advisor Class                14.08              -2.98                 3.19

International Stock
Fund-R Class                      13.79              -3.07                 3.14

MSCI EAFE Index                   22.52              -0.51                 4.34

Lipper International
Large-Cap Growth
Funds Average                     15.36              -5.35                 1.74

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.

This table provides returns through the most recent calendar quarter-end rather than through the end of the fund's fiscal period. It shows how each share class would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate. The T. Rowe Price International Stock Fund-Advisor Class began operations on March 31, 2000, and the T. Rowe Price International Stock Fund-R Class began operations on September 30, 2002. Each shares the portfolio of the existing retail fund (the original share class of the fund is referred to as the "investor class"). The average annual total return figures for the Advisor and R Classes have been calculated using the performance data of the investor class up to the inception date of the class and the actual performance results of the class since that date. The performance results of the investor class have not been adjusted to reflect the 12b-1 fee associated with either the Advisor Class (0.25%) or the R Class (0.50%). Had these fees been included, the performance of the Advisor and R Classes would have been lower. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on portfolio distributions or the redemption of portfolio shares. When assessing performance, investors should consider both short- and long-term returns.

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

Investor Class

                          Year
                         Ended
                      10/31/04    10/31/03    10/31/02    10/31/01    10/31/00

NET ASSET VALUE

Beginning
of period            $   10.66   $    8.87   $   10.65   $   16.11   $   16.70

Investment activities

  Net investment
  income (loss)           0.15        0.14        0.11        0.29        0.10

  Net realized
  and unrealized
  gain (loss)             1.18        1.76       (1.56)      (4.48)       0.35

  Total from
  investment
  activities              1.33        1.90       (1.45)      (4.19)       0.45

Distributions

  Net investment
  income                 (0.13)      (0.11)      (0.30)      (0.09)      (0.13)

  Net realized gain      (0.03)       --         (0.03)      (1.18)      (0.91)

  Total distributions    (0.16)      (0.11)      (0.33)      (1.27)      (1.04)

NET ASSET VALUE

End of period        $   11.83   $   10.66   $    8.87   $   10.65   $   16.11
                     -----------------------------------------------------------

Ratios/Supplemental Data

Total return^            12.59%      21.69%     (14.19)%    (28.17)%      2.28%

Ratio of total
expenses to average
net assets                0.92%       0.95%        0.92%       0.90%      0.84%

Ratio of net
investment income
(loss) to average
net assets                1.22%       1.39%        0.96%       2.14%      0.55%

Portfolio
turnover rate             28.2%       25.2%        21.6%       17.4%      38.2%

Net assets,
end of period
(in millions)         $   4,805   $   4,874    $   4,773   $   6,370  $  10,458


^Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

Advisor Class

                          Year                                         3/31/00
                         Ended                                         Through
                      10/31/04    10/31/03    10/31/02    10/31/01    10/31/00

NET ASSET VALUE

Beginning of period  $   10.63   $    8.86   $   10.66   $   16.12   $   19.12

Investment activities

  Net investment
  income (loss)           0.14        0.12        0.10        0.29        0.02

  Net realized
  and unrealized
  gain (loss)             1.15        1.76       (1.57)      (4.46)      (3.02)

  Total from
  investment
  activities              1.29        1.88       (1.47)      (4.17)      (3.00)

Distributions

  Net investment
  income                 (0.12)      (0.11)      (0.30)      (0.11)       --

  Net realized gain      (0.03)       --         (0.03)      (1.18)       --

  Total distributions    (0.15)      (0.11)      (0.33)      (1.29)       --

NET ASSET VALUE

End of period        $   11.77   $   10.63   $    8.86   $   10.66   $   16.12
                     -----------------------------------------------------------

Ratios/Supplemental Data

Total return^            12.24%      21.49%     (14.37)%    (28.06)%   (15.69)%

Ratio of total
expenses to average
net assets                1.14%       1.11%        1.15%       1.05%      0.83%+

Ratio of net
investment income
(loss) to average
net assets                1.03%       1.28%        0.82%       2.26%      0.63%+

Portfolio
turnover rate             28.2%       25.2%        21.6%       17.4%      38.2%

Net assets,
end of period
(in thousands)       $  30,329    $  18,309    $  10,207   $   6,938  $   1,500

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

+    Annualized

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

R Class

                                   Year                                 9/30/02
                                  Ended                                 Through
                               10/31/04            10/31/03            10/31/02
NET ASSET VALUE

Beginning of period           $   10.62           $    8.88           $    8.29

Investment activities

  Net investment
  income (loss)                    0.13*               0.13*               --

  Net realized
  and unrealized
  gain (loss)                      1.13                1.72                0.59

  Total from
  investment
  activities                       1.26                1.85                0.59

Distributions

  Net investment income           (0.12               (0.11)               --

  Net realized gain               (0.03)               --                  --

  Total distributions             (0.15)              (0.11)               --

NET ASSET VALUE

End of period                 $   11.73           $   10.62           $    8.88
                              --------------------------------------------------

Ratios/Supplemental Data

Total return^                     11.97%*             21.10%*             7.12%

Ratio of total expenses to
average net assets                 1.40%*              1.40%*             1.22%+

Ratio of net investment
income (loss) to average
net assets                         0.50%*              0.82%*           (0.21)%+

Portfolio turnover rate            28.2%               25.2%              21.6%

Net assets, end of period
(in thousands)                 $   3,139           $     216          $     107


^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

* Excludes expenses in excess of a 1.40% contractual expense limitation in effect through 2/28/06.

+    Annualized

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------
                                                                October 31, 2004

PORTFOLIO OF INVESTMENTS (1)                            Shares             Value
--------------------------------------------------------------------------------
(Cost and value in $ 000s)

AUSTRALIA   1.6%

Common Stocks   1.0%

BHP Billiton                                         3,490,336            36,103

Brambles Industries LTD(ss.)                         2,408,400            12,753

                                                                          48,856


Preferred Stocks   0.6%

News Corporation                                     3,901,472            30,595

                                                                          30,595

Total Australia (Cost $57,917)                                            79,451


BELGIUM   0.3%

Common Stocks   0.3%

Fortis                                                 266,312             6,759

UCB                                                    144,456             7,628

Total Belgium (Cost $4,406)                                               14,387


BRAZIL   1.3%

Common Stocks   1.3%

Petrobras ADR (USD)(ss.)                             1,061,731            34,613

Tele Norte Leste ADR (USD)(ss.)                      1,987,800            26,000

Total Brazil (Cost $45,580)                                               60,613


CHINA   0.4%

Common Stocks   0.4%

China Telecom, 144A (HKD) *                         37,930,000            12,183

China Telecom (H shares) (HKD)                      13,916,000             4,469

Total China (Cost $15,313)                                                16,652


DENMARK   0.6%

Common Stocks   0.6%

Novo Nordisk, Series B                                 550,494            27,340

Total Denmark (Cost $16,293)                                              27,340

FINLAND   1.1%

Common Stocks   1.1%

Nokia                                                3,304,901            50,936

Total Finland (Cost $3,966)                                               50,936


FRANCE   14.0%

Common Stocks   14.0%

AXA                                                  1,319,976            28,387

BNP Paribas                                            809,116            55,028

Compagnie de Saint-Gobain                              567,908            31,167

Credit Agricole(ss.)                                 1,643,686            48,131

France Telecom *                                     1,806,100            51,666

Groupe Danone(ss.)                                     283,780            23,732

Hermes International                                   171,596            33,075

L'Oreal(ss.)                                           245,331            16,716

Lafarge                                                 61,452             5,605

LVMH(ss.)                                              464,163            31,775

Sanofi-Aventis(ss.)                                  1,233,348            90,091

Schneider Electric, Series A                           514,218            34,022

Societe Generale                                       265,279            24,586

Societe Television Francaise 1                       1,159,389            34,866

Sodexho Alliance(ss.)                                  811,999            20,506

Thomson                                                624,600            14,125

Total                                                  595,137           123,665

Vivendi Universal *                                    389,876            10,641

Total France (Cost $390,341)                                             677,784


GERMANY   3.0%

Common Stocks   3.0%

Allianz                                                129,567            13,772

Bayer                                                  256,332             7,258

Depfa Bank                                             530,500             8,055

Deutsche Bank                                          248,112            18,848

E.On                                                   178,271            14,495

Hypo Real Estate *                                     828,772            30,977

Rhoen-Klinikum                                         191,564            10,696

SAP                                                    142,080            24,185

Siemens                                                249,572            18,564

Total Germany (Cost $103,348)                                            146,850


HONG KONG   1.2%

Common Stocks   1.2%

Cheung Kong Holdings(ss.)                            2,861,000            23,708

Li & Fung                                            9,892,000            14,679

Sun Hung Kai Properties                              2,298,000            21,257

Total Hong Kong (Cost $52,452)                                            59,644


INDIA   1.0%

Common Stocks   1.0%

I-Flex Solutions                                       913,000            11,987

National Thermal Power, 144A *                       1,421,200             1,944

Oil & Natural Gas                                      351,800             6,113

Oil & Natural Gas (Regulation S shares)                226,300             3,932

Zee Telefilms                                        7,768,300            25,609

Total India (Cost $47,265)                                                49,585


ISRAEL   0.2%

Common Stocks   0.2%

Check Point Software Technologies (USD) *(ss.)         429,360             9,713

Total Israel (Cost $7,975)                                                 9,713


ITALY   4.9%

Common Stocks   4.9%

Alleanza Assicurazioni                               2,310,749            27,248

Banca Intesa                                         3,016,100            12,342

Banco Popolare di Verona e Novara(ss.)                 639,500            11,332

ENI S.p.A.                                           2,858,838            64,871

Mediaset                                               946,471            10,787

Mediolanum(ss.)                                      1,326,725             8,321

Telecom Italia                                       1,172,249             3,900

Telecom Italia Mobile                                5,152,592            30,347

Telecom Italia-RNC                                   8,498,511            21,126

UniCredito Italiano                                  9,001,228            48,309

Total Italy (Cost $117,470)                                              238,583


JAPAN   21.8%

Common Stocks   21.8%

Canon                                                1,078,500            53,203

Credit Saison                                          371,900            11,891

Dai Nippon Printing                                  2,014,000            27,564

Daikin Industries                                      662,000            16,110

Daito Trust Construction                               665,300            28,113

Daiwa Securities                                     3,342,000            20,489

Denso                                                  675,400            16,181

Fanuc                                                  482,800            29,145

Fujisawa Pharmaceutical                                338,700             8,849

Funai Electric                                         165,600            21,649

Hoya(ss.)                                              205,200            21,058

JSR(ss.)                                             1,004,000            18,258

KDDI                                                     7,700            37,040

Keyence                                                 76,900            17,321

Kirin Brewery(ss.)                                   1,338,000            12,014

Kyocera                                                269,300            19,533

Leopalace21                                            508,900             9,293

Marui(ss.)                                           1,137,500            14,259

Matsui Securities(ss.)                                 331,400             8,784

Mitsubishi                                           3,777,800            41,726

Mitsubishi Estate(ss.)                               1,485,000            15,674

Mitsui Fudosan(ss.)                                  3,834,000            40,683

Mitsui Trust(ss.)                                    2,466,000            16,956

NEC(ss.)                                             3,865,000            21,436

Nidec(ss.)                                             102,500            11,099

Nissan Motor                                         2,710,100            30,547

Nomura                                               3,468,000            42,524

NTT DoCoMo                                               5,547             9,784

Oji Paper(ss.)                                       2,046,000            11,675

Orix(ss.)                                              211,200            24,761

Rohm                                                   205,200            21,058

Secom                                                1,066,500            38,729

Sega Sammy Holdings *(ss.)                             194,500             9,026

Seven-Eleven Japan                                   1,077,300            31,195

Shin-Etsu Chemical                                     763,500            29,022

SMC                                                    118,200            12,654

Softbank(ss.)                                          205,900             9,322

Sumitomo Metal Industries                            6,737,000             8,134

Sumitomo Mitsui Financial(ss.)                           7,183            46,681

Suzuki Motor(ss.)                                    1,139,000            20,133

T&D Holdings *(ss.)                                    337,700            14,907

Takefuji(ss.)                                          186,180            11,766

Teijin(ss.)                                          3,546,000            13,780

Toyota Motor                                           957,600            37,303

Trend Micro(ss.)                                       301,000            14,423

UFJ *(ss.)                                               2,875            13,342

Uniden                                                 738,000            15,975

USS(ss.)                                                99,360             8,032

Yamanouchi Pharmaceutical                              766,600            28,127

Yamato Transport(ss.)                                  856,000            11,538

Total Japan (Cost $956,402)                                            1,052,766


KAZAKHSTAN   0.4%

Common Stocks   0.4%

PetroKazakhstan (USD)                                  574,817            21,211

Total Kazakhstan (Cost $15,575)                                           21,211


MALAYSIA   0.3%

Common Stocks   0.3%

Astro All Asia (Ordinary shares) *                   8,318,000            11,383

Astro All Asia (Regulation S shares) *               3,619,000             4,952

Total Malaysia (Cost $13,784)                                             16,335

MEXICO   2.2%

Common Stocks   2.2%

America Movil ADR, Series L (USD)                      733,100            32,256

Grupo Financiero Banorte                               783,500             3,681

Grupo Modelo, Series C(ss.)                          7,299,000            18,706

Grupo Televisa ADR (USD)                               378,700            20,828

Wal-Mart de Mexico, Series V(ss.)                    8,781,872            28,733

Total Mexico (Cost $74,579)                                              104,204


NETHERLANDS   4.3%

Common Stocks   4.3%

Akzo Nobel(ss.)                                         66,178             2,488

ASML Holding *(ss.)                                  1,738,240            24,752

Fortis (Unified shares)(ss.)                           380,137             9,668

ING Groep GDS                                        1,900,790            50,280

Koninklijke Numico *                                   872,018            29,370

Philips Electronics                                  1,374,237            32,497

Reed Elsevier                                          556,290             7,304

Royal Dutch Petroleum                                  295,286            16,032

Royal KPN                                            2,889,500            23,096

STMicroelectronics                                     644,608            11,874

Total Netherlands (Cost $113,562)                                        207,361


NORWAY   0.3%

Common Stocks   0.3%

Orkla, Series A(ss.)                                   465,994            13,230

Total Norway (Cost $3,220)                                                13,230


RUSSIA   1.1%

Common Stocks   1.1%

AO VimpelCom ADR (USD) *(ss.)                          146,100            16,656

JSC MMC Norilsk Nickel ADR (USD)(ss.)                  300,200            18,537

Lukoil ADR, 144A (USD)                                 147,260            18,444

Total Russia (Cost $39,786)                                               53,637

SINGAPORE   1.0%

Common Stocks   1.0%

United Overseas Bank                                 4,268,592            34,636

Venture Manufacturing                                1,201,000            11,406

Total Singapore (Cost $37,818)                                            46,042


SOUTH KOREA   1.5%

Common Stocks   1.5%

Hyundai Motor GDR, 144A (USD)(ss.)                     714,800            16,962

Kookmin Bank *                                         359,000            11,983

Samsung Electronics                                     55,427            21,740

South Korea Telecom                                    129,700            20,315

Total South Korea (Cost $49,860)                                          71,000


SPAIN   4.5%

Common Stocks   4.5%

Banco Bilbao Vizcaya Argentaria(ss.)                 3,244,127            50,868

Banco Santander Central Hispano                      2,940,579            32,801

Endesa(ss.)                                          1,019,731            20,682

Gas Natural(ss.)                                       799,950            21,742

Inditex(ss.)                                           935,500            23,756

Repsol(ss.)                                            850,506            18,421

Telefonica                                           2,221,194            36,641

Telefonica ADR (USD)(ss.)                              297,801            14,839

Total Spain (Cost $139,683)                                              219,750


SWEDEN   2.6%

Common Stocks   2.6%

Hennes & Mauritz, Series B(ss.)                      1,155,570            33,616

LM Ericsson, Series B *                              4,925,931            14,295

Sandvik, Series A                                       84,870             3,174

Securitas, Series B(ss.)                             3,840,936            52,486

Tele2, Series B(ss.)                                   701,300            23,267

Total Sweden (Cost $114,524)                                             126,838

SWITZERLAND   6.0%

Common Stocks   6.0%

Adecco                                               1,118,237            53,789

Credit Suisse Group *                                1,324,640            45,260

Nestle                                                 337,532            79,771

Roche Holding (Participation certificates)             258,190            26,369

UBS                                                  1,193,290            85,925

Total Switzerland (Cost $141,267)                                        291,114


TAIWAN   0.8%

Common Stocks   0.8%

China Trust Finance *                                  506,516               578

E.Sun Financial                                     18,064,000            12,329

Quanta Computer                                      6,893,000            11,142

Taiwan Semiconductor Manufacturing                  12,747,862            16,715

Total Taiwan (Cost $43,223)                                               40,764


TURKEY   0.0%

Common Stocks   0.0%

Turkiye Is Bankasi (Isbank)                        265,484,900             1,098

Total Turkey (Cost $991)                                                   1,098


UNITED KINGDOM   22.1%

Common Stocks   22.1%

AstraZeneca                                          1,391,851            56,994

Autonomy *                                             615,263             2,026

British Sky Broadcasting                             1,864,637            17,395

Cadbury Schweppes                                    1,191,674             9,893

Capita                                               1,149,500             7,418

Carnival                                               221,940            11,735

Centrica                                             4,088,491            18,058

Compass                                             10,934,080            45,134

David S. Smith                                       1,911,072             4,891

Diageo                                               2,247,004            30,031

Electrocomponents                                    2,879,510            15,360

GlaxoSmithKline                                      7,071,575           148,806

Hays                                                10,133,705            23,936

Hilton Group                                         1,723,470             8,150

Kesa Electricals                                     1,711,460             8,541

Kingfisher                                          11,918,340            66,088

MFI Furniture Group                                  5,891,800            11,079

Reed Elsevier (Ordinary shares)                      4,998,614            44,614

Rio Tinto (Ordinary shares)                          1,448,856            37,851

Royal Bank of Scotland                               3,995,935           117,662

Shell Transport & Trading                           10,199,052            80,224

Standard Chartered                                     879,700            15,711

Tesco                                                5,999,112            31,587

Tomkins                                              4,474,634            20,441

Unilever N.V.                                        3,400,477            28,635

United Business Media                                1,883,809            16,485

Vodafone                                            48,134,926           123,190

William Morrison Supermarkets                        5,270,000            21,899

WPP Group                                            4,312,261            43,235

Total United Kingdom (Cost $850,286)                                   1,067,069


SHORT-TERM INVESTMENTS   2.4%

Money Market Funds   2.4%

T. Rowe Price Reserve Investment Fund, 1.81% #+    117,379,398           117,379

Total Short-Term Investments (Cost $117,379)                             117,379


SECURITIES LENDING COLLATERAL   8.7%

Money Market Pooled Account   8.7%

Investment in money market pooled account
managed by JP Morgan Chase Bank,
London, 1.782% #                                   421,766,022           421,766

Total Securities Lending Collateral (Cost $421,766)                      421,766

Total Investments in Securities

109.6% of Net Assets (Cost $3,996,031)                                $5,303,102
                                                                      ----------

  (1) Denominated in currency of country of incorporation unless otherwise noted

    #   Seven-day yield

    *   Non-income producing

(ss.) All or a portion of this security is on loan at October 31, 2004 - See Note 2

    +   Affiliated company - See Note 5

 144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers - total value of such securities at period-end amounts to $49,533 and represents 1.0% of net assets

  ADR   American Depository Receipts

  GDR   Global Depository Receipts

  GDS   Global Depository Shares

  HKD   Hong Kong dollar

  USD   U.S. dollar

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------
                                                                October 31, 2004
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
(In thousands except shares and per share amounts)

Assets

Investments in securities, at value

  Affiliated companies (cost $117,379)                             $    117,379

  Other companies (cost $3,878,652)                                   5,185,723

  Total investments in securities                                     5,303,102

Other assets                                                             24,154

Total assets                                                          5,327,256

Liabilities

Obligation to return securities lending collateral                      421,766

Other liabilities                                                        67,337

Total liabilities                                                       489,103

NET ASSETS                                                         $  4,838,153
                                                                   ------------

Net Assets Consist of:

Undistributed net investment income (loss)                         $     58,198

Undistributed net realized gain (loss)                               (1,244,325)

Net unrealized gain (loss)                                            1,307,453

Paid-in-capital applicable to 409,115,183 shares of
$0.01 par value capital stock outstanding;
2,000,000,000 shares of the Corporation authorized                    4,716,827


NET ASSETS                                                         $  4,838,153
                                                                   ------------

NET ASSET VALUE PER SHARE

Investor Class
($4,804,685,073/406,270,808 shares outstanding)                    $      11.83
                                                                   ------------

Advisor Class
($30,328,602/2,576,685 shares outstanding)                         $      11.77
                                                                   ------------

R Class
($3,138,853/267,690 shares outstanding)                            $      11.73
                                                                   ------------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
($ 000s)
                                                                            Year
                                                                           Ended
                                                                        10/31/04
Investment Income (Loss)

Income

  Dividend (net of foreign taxes of $12,448)                       $    103,875

  Securities lending                                                      4,655

  Interest (net of foreign taxes of $4)                                     569

  Other                                                                       7

  Total income                                                          109,106

Expenses

  Investment management                                                  33,994

  Shareholder servicing

    Investor Class                                                       10,431

    Advisor Class                                                            37

    R Class                                                                   4

  Custody and accounting                                                  1,805

  Prospectus and shareholder reports

    Investor Class                                                          290

    Advisor Class                                                            10

    R Class                                                                   2

  Registration                                                              108

  Rule 12b-1 fees

    Advisor Class                                                            65

    R Class                                                                   7

  Legal and audit                                                            62

  Directors                                                                  15

  Miscellaneous                                                              50

  Reductions/repayments of fees and expenses
    Expenses (reimbursed by) repaid to manager                               (2)

  Total expenses                                                         46,878

Net investment income (loss)                                             62,228

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
($ 000s)
                                                                            Year
                                                                           Ended
                                                                        10/31/04
Realized and Unrealized Gain (Loss)

Net realized gain (loss)

  Securities                                                            286,354

  Foreign currency transactions                                            (787)

  Payment from investment manager                                           546

  Net realized gain (loss)                                              286,113

Change in net unrealized gain (loss)

  Securities                                                            237,152

  Other assets and liabilities
  denominated in foreign currencies                                         606

  Change in net unrealized gain (loss)                                  237,758

Net realized and unrealized gain (loss)                                 523,871

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                              $   586,099
                                                                    -----------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
($ 000s)
                                                            Year
                                                           Ended
                                                        10/31/04        10/31/03
Increase (Decrease) in Net Assets

Operations

  Net investment income (loss)                    $      62,228    $     63,009

  Net realized gain (loss)                              286,113        (240,472)

  Change in net unrealized gain (loss)                  237,758       1,092,415

  Increase (decrease) in net
  assets from operations                                586,099         914,952

Distributions to shareholders

  Net investment income

    Investor Class                                      (58,475)        (55,417)

    Advisor Class                                          (228)           (166)

    R Class                                                  (5)             (2)

  Net realized gain

    Investor Class                                      (13,494)              -

    Advisor Class                                           (57)              -

    R Class                                                  (2)              -

  Decrease in net assets from distributions             (72,261)        (55,585)

Capital share transactions *

  Shares sold

    Investor Class                                      962,378       2,037,801

    Advisor Class                                        18,827          35,634

    R Class                                               8,043             662

  Distributions reinvested

    Investor Class                                       62,947          52,084

    Advisor Class                                           246             155

    R Class                                                   7               1

  Shares redeemed

    Investor Class                                   (1,606,648)     (2,845,225)

    Advisor Class                                        (9,354)        (30,696)

    R Class                                              (5,068)           (592)

  Redemption fees received

    Investor Class                                            9               -

  Increase (decrease) in net assets from
  capital share transactions                           (568,613)       (750,176)

Net Assets

Increase (decrease) during period                       (54,775)        109,191

Beginning of period                                   4,892,928       4,783,737


End of period                                     $   4,838,153    $  4,892,928
                                                 ------------------------------

  (Including undistributed net investment income of $58,198 at 10/31/04 and $58,111 at 10/31/03)

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
($ 000s)
                                                            Year
                                                           Ended
                                                        10/31/04        10/31/03
*Share information

  Shares sold

    Investor Class                                       83,919         222,612

    Advisor Class                                         1,644           3,963

    R Class                                                 685              64

  Distributions reinvested

    Investor Class                                        5,733           5,966

    Advisor Class                                            23              18

    R Class                                                   1               -

  Shares redeemed

    Investor Class                                     (140,459)       (309,356)

    Advisor Class                                          (813)         (3,411)

    R Class                                                (439)            (56)

  Increase (decrease) in shares outstanding             (49,706)        (80,200)

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------
                                                                October 31, 2004
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The International Stock Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies. The fund has three classes of shares: the International Stock Fund original share class, referred to in this report as the Investor Class, offered since May 9, 1980, International Stock Fund--Advisor Class (Advisor Class), offered since March 31, 2000, and International Stock Fund--R Class (R Class), offered since September 30, 2002. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to all classes, and, in all other respects, the same rights and obligations as the other classes.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation
The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation.

Other investments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors. In the course of making a good faith determination of a security's fair value, the fund reviews a variety of factors, including market and trading trends and the value of comparable securities, such as unrestricted securities of the same issuer.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund's share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day's opening prices in the same markets, and adjusted prices.

Currency Translation
Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class  Accounting
The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class's average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Credits
The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund's custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees
A 2% fee is assessed on redemptions of Investor Class and/or Advisor Class fund shares held less than 90 days to deter short-term trading and protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and have the primary effect of increasing paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions
Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Other
In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.


NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Emerging Markets
At October 31, 2004, approximately 11% of the fund's net assets were invested in securities of companies located in emerging markets or denominated in or linked to the currencies of emerging market countries.

Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Restricted Securities
The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Securities Lending
The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account managed by the fund's lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At October 31, 2004, the value of loaned securities was $402,278,000; aggregate collateral consisted of $421,766,000 in money market pooled account.

Other
Purchases and sales of portfolio securities, other than short-term securities, aggregated $1,397,437,000 and $1,883,271,000, respectively, for the year ended October 31, 2004.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended October 31, 2004 totaled $72,261,000 and were characterized as ordinary income for tax purposes. At October 31, 2004, the tax-basis components of net assets were as follows:
--------------------------------------------------------------------------------

Unrealized appreciation                                         $ 1,503,528,000

Unrealized depreciation                                            (196,075,000)

Net unrealized appreciation (depreciation)                        1,307,453,000

Undistributed ordinary income                                        58,198,000

Capital loss carryforwards                                       (1,244,325,000)

Paid-in capital                                                   4,716,827,000

Net assets                                                      $ 4,838,153,000
                                                                ---------------

The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. During the fiscal year ended October 31, 2004, the fund utilized $286,354,000 of capital loss carryforwards. As of October 31, 2004, the fund had $363,618,000 of capital loss carryforwards that expire in fiscal 2009, $629,874,000 that expire in fiscal 2010, and $250,833,000 that expire in fiscal 2011.

For the year ended October 31, 2004, the fund recorded the following permanent reclassifications to reflect tax character. Results of operations and net assets were not affected by these reclassifications.
--------------------------------------------------------------------------------

Undistributed net investment income                              $   (3,433,000)

Undistributed net realized gain                                       3,433,000

At October 31, 2004, the cost of investments for federal income tax purposes was $3,996,031,000.


NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of income.

Gains realized upon disposition of certain Indian securities held by the fund are subject to capital gains tax in India, payable prior to repatriation of sale proceeds. The tax is computed on net realized gains, and realized losses in excess of gains may be carried forward eight years to offset future gains. In addition, the fund accrues a deferred tax liability for net unrealized gains on Indian securities when applicable.


NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its average daily net assets to those of the group. At October 31, 2004, the effective annual group fee rate was 0.31%, and investment management fee payable totaled $2,724,000.

The Advisor Class and R Class are also subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, the manager is required to waive its management fee and reimburse a class for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class's ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation. Through the repayment date, each class is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the class's net assets have grown or expenses have declined sufficiently to allow repayment without causing the class's expense ratio to exceed its expense limitation.

--------------------------------------------------------------------------------
                                                     Advisor Class       R Class

Expense Limitation                                           1.15%         1.40%

Limitation Date                                            2/28/06       2/28/06

Repayment Date                                             2/29/08       2/29/08

Pursuant to this agreement, at October 31, 2004, expenses previously reimbursed by the manager remain subject to repayment in the following amounts: $2,000 through February 28, 2006 and $1,000 through February 29, 2008 for the R Class. For the year ended October 31, 2004, the Advisor Class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the year ended October 31, 2004, expenses incurred pursuant to these service agreements were $139,000 for Price Associates, $3,049,000 for T. Rowe Price Services, Inc., and $3,556,000 for T. Rowe Price Retirement Plan Services, Inc. At period-end, a total of $680,000 of these expenses was payable.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund's Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended October 31, 2004, the fund was charged $81,000 for shareholder servicing costs related to the college savings plans, of which $56,000 was for services provided by Price and $8,000 was payable at period-end. At October 31, 2004, approximately 0.7% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate, special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively.

Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the year ended October 31, 2004, the fund was allocated $824,000 of Spectrum Funds' expenses and $441,000 of Retirement Funds' expenses. Of these amounts, $868,000 related to services provided by Price and $89,000 was payable at period-end. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. At October 31, 2004, approximately 5.9% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 3.4% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees. During the year ended October 31, 2004, dividend income from the Reserve Funds totaled $981,000, and the value of shares of the Reserve Funds held at October 31, 2004 and October 31, 2003 was $117,379,000 and $25,999,000, respectively.

On September 29, 2004, Price Associates fully reimbursed the fund for a $546,000 loss realized on the sale of foreign currency sold in error. The reimbursement had no impact on total return for the year ended October 31, 2004.

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Directors of T. Rowe Price International Funds, Inc. and Shareholders of T. Rowe Price International Stock Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price International Stock Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the "Fund") at October 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
November 22, 2004

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------

TAX INFORMATION FOR THE TAX YEAR ENDED 10/31/04
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included $10,120,000 from short-term capital gains.

For taxable non-corporate shareholders, $50,593,000 of the fund's income and short-term capital gains represents qualified dividend income subject to the 15% rate category.

The fund will pass through foreign source income of $66,791,000 and foreign taxes paid of $4,804,000.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS
--------------------------------------------------------------------------------

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund's Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC's Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words "Company Info" at the top of our homepage for individual investors. Then, in the window that appears, click on the "Proxy Voting Policy" navigation button in the top left corner.

Each fund's most recent annual proxy voting record is available on our Web site and through the SEC's Web site. To access it through our Web site, follow the directions above, then click on the words "Proxy Voting Record" at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available electronically on the SEC's Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC's Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------

ABOUT THE FUND'S DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, compliance matters, advisory fees and expenses, and other business affairs, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

INDEPENDENT DIRECTORS

Name
(Year of Birth)               Principal Occupation(s) During Past 5 Years
Year Elected *                and Directorships of Other Public Companies

Anthony W. Deering            Director, Chairman of the Board, and Chief
(1945)                        Executive Officer, The Rouse Company, real
1991                          estate developers; Director, Mercantile Bank
                              (4/03 to present)

Donald W. Dick, Jr.           Principal, EuroCapital Advisors, LLC, an
(1943)                        acquisition and management advisory firm
1988

David K. Fagin                Director, Golden Star Resources Ltd., Canyon
(1938)                        Resources Corp. (5/00 to present), and Pacific
2001                          Rim Mining Corp. (2/02 to present); Chairman and
                              President, Nye Corporation

Karen N. Horn                 Managing Director and President, Global Private
(1943)                        Client Services, Marsh, Inc. (1999-2003); Managing
2003                          Director and Head of International Private
                              Banking, Bankers Trust (1996-1999)

F. Pierce Linaweaver          President, F. Pierce Linaweaver & Associates,Inc.,
(1934)                        consulting environmental and civil engineers
2001

John G. Schreiber             Owner/President, Centaur Capital Partners, Inc.,
(1946)                        a real estate investment company; Blackstone
2001                          Real Estate Advisors, L.P.

*Each independent director oversees 111 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

INSIDE DIRECTORS


Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price      Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]          Directorships of Other Public Companies

James S. Riepe                Director and Vice President, T. Rowe Price; Vice
(1943)                        Chairman of the Board, Director, and Vice
2002                          President, T. Rowe Price Group, Inc.; Chairman of
[111]                         the Board and Director, T. Rowe Price Global
                              Asset Management Limited, T. Rowe Price Global
                              Investment Services Limited, T. Rowe Price
                              Investment Services, Inc., T. Rowe Price
                              Retirement Plan Services, Inc., and T. Rowe Price
                              Services, Inc.; Chairman of the Board, Director,
                              President, and Trust Officer, T. Rowe Price Trust
                              Company; Director, T. Rowe Price International,
                              Inc.; Chairman of the Board, International Funds

*Each inside director serves until retirement, resignation, or election of a successor.

OFFICERS

Name (Year of Birth)
Title and Fund(s) Served                Principal Occupation(s)

Christopher D. Alderson (1962)          Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        International, Inc.

Mark C.J. Bickford-Smith (1962)         Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Stephen V. Booth CPA (1961)             Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        Trust Company

Brian J. Brennan, CFA (1964)            Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        Trust Company

Joseph A. Carrier (1960)                Vice President, T. Rowe Price, T. Rowe
Treasurer, International Funds          Price Group, Inc., T. Rowe Price
                                        Investment Services, Inc., and T. Rowe
                                        Price Trust Company

Michael J. Conelius, CFA (1964)         Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        International, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Name (Year of Birth)
Title and Fund(s) Served                Principal Occupation(s)

Ann B. Cranmer, FCIS (1947)             Vice President, T. Rowe Price Group,Inc.
Assistant Vice President,               and T. Rowe Price International, Inc.;
International Funds                     Vice President and Secretary, T. Rowe
                                        Price Global Asset Management Limited
                                        and T. Rowe Price Global Investment
                                        Services Limited

Julio A. Delgado, CFA (1965)            Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Frances Dydasco (1966)                  Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Mark J.T. Edwards (1957)                Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Roger L. Fiery III, CPA (1959)          Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., T. Rowe Price
                                        International, Inc., and T. Rowe Price
                                        Trust Company

Gregory S. Golczewski  (1966)           Vice President, T. Rowe Price and T.
Vice President, International Funds     Rowe Price Trust Company

M. Campbell Gunn (1956)                 Vice President, T. Rowe Price Global
Vice President, International Funds     Investment Services Limited, T. Rowe
                                        Price Group, Inc., and T. Rowe Price
                                        International, Inc.

Henry H. Hopkins (1942)                 Director and Vice President, T. Rowe
Vice President, International Funds     Price Investment Services, Inc., T. Rowe
                                        Price Services, Inc., and T. Rowe Price
                                        Trust Company; Vice President, T. Rowe
                                        Price, T. Rowe Price Group, Inc., T.
                                        Rowe Price International, Inc., and T.
                                        Rowe Price Retirement Plan Services,Inc.

Ian D. Kelson (1956)                    Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        International, Inc.; formerly Head of
                                        Fixed Income, Morgan Grenfell/Deutsche
                                        Asset Management (to 2000)

Patricia B. Lippert (1953)              Assistant Vice President, T. Rowe Price
Secretary, International Funds          and T. Rowe Price Investment Services,
                                        Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Name (Year of Birth)
Title and Fund(s) Served                Principal Occupation(s)

Raymond A. Mills, Ph.D., CFA (1960)     Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        International, Inc.

George A. Murnaghan (1956)              Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., T. Rowe Price
                                        International, Inc., T. Rowe Price
                                        Investment Services, Inc., and T. Rowe
                                        Price Trust Company

Philip A. Nestico (1976)                Vice President, T. Rowe Price
Vice President, International Funds

Gonzalo Pangaro, CFA (1968)             Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Robert A. Revel-Chion (1965)            Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Christopher J. Rothery (1963)           Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

James B.M. Seddon (1964)                Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Robert W. Smith (1961)                  Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and  T. Rowe Price
                                        International, Inc.

Dean Tenerelli (1964)                   Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Justin Thomson (1968)                   Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Julie L. Waples (1970)                  Vice President, T. Rowe Price
Vice President, International Funds

David J.L. Warren (1957)                Director and Vice President, T. Rowe
President, International Funds          Price; Vice President, T. Rowe Price
                                        Group, Inc.; Chief Executive Officer,
                                        Director, and President, T. Rowe Price
                                        International, Inc.; Director, T. Rowe
                                        Price Global Asset Management Limited
                                        and T. Rowe Price Global Investment
                                        Services Limited

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Name (Year of Birth)
Title and Fund(s) Served                Principal Occupation(s)

William F. Wendler II, CFA (1962)       Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        International, Inc.

Richard T. Whitney, CFA (1958)          Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., T. Rowe Price
                                        International, Inc., and T. Rowe Price
                                        Trust Company

Edward A. Wiese, CFA (1959)             Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        Trust Company; Chief Investment Officer,
                                        Director, and Vice President, T. Rowe
                                        Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Directors/Trustees has determined that Mr. David K. Fagin qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Fagin is considered independent for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:
                                               2004                  2003
     Audit Fees                             $28,804               $32,053
     Audit-Related Fees                       2,707                 1,782
     Tax Fees                                13,781                 9,891
     All Other Fees                             124                    --

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant's Board of Directors/Trustees.

(e)(1) The registrant's audit committee has adopted a policy whereby audit and non-audit services performed by the registrant's principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $849,000 and $819,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant's principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant's audit committee. Accordingly, these services were considered by the registrant's audit committee in maintaining the principal accountant's independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant's principal executive officer and principal financial officer are aware of no change in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     December 17, 2004


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     December 17, 2004



By       /s/ Joseph A. Carrier
         -----------------------------------
         Joseph A. Carrier
         Principal Financial Officer

Date     December 17, 2004